UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  June 5, 2003                                   0-7928
Date of Report (Date of earliest event reported)        (Commission File Number)

                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                                           11-2139446
(State or other jurisdiction of                              (I.R.S Employee
 incorporation or organization)                           Identification Number)

                       105 Baylis Road, Melville, NY 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 777-8900
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

      (c) Exhibits.

      Exhibit 99.1 -- Press Release dated June 5, 2003 of the Company.

Item 9. Regulation FD Disclosure

      In accordance with SEC Release No. 33-8216 issued March 27, 2003, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure" and information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On June 5, 2003, Comtech Telecommunications Corp. issued a press release announcing its results of operations for the quarter ended April 30, 2003. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the results of operations for the quarter ended April 30, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMTECH TELECOMMUNIATIONS CORP.


                                         By:    /s/ Robert G. Rouse
                                                -------------------------
                                         Name:  Robert G. Rouse
                                         Title: Senior Vice President and
                                                Chief Financial Officer

Date: June 5, 2003


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                                  EXHIBIT INDEX

Exhibit Number         Exhibit Name                               Location

99.1                   Press Release dated June 5, 2003           Filed herewith


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